Allstate Life Insurance Company
                 Allstate Financial Advisors Separate Account I


Supplement Dated September 6, 2002 to:

SelectDirections (SM) Variable Annuity Prospectus dated May 1, 2002

Effective September 30, 2002, the following change is made in the section "Investment Alternatives: The Variable Sub-Account" in the above referenced variable annuity prospectuses.

To change and replace in its entirety:


From:
AIM V.I. Core Equity Fund Growth of Capital with a secondary objective of current income

To:
AIM V.I. Core Equity Fund  Growth of Capital